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                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20546

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  February 2, 1999


                    HOME HEALTH CORPORATION OF AMERICA, INC.

                (Exact name of registrant as specified in its charter)


                               	Pennsylvania
                (State or other jurisdiction of incorporation)


                0-26938                            23-2224800
   (Commission file number)			          (I.R.S. Employer Identification No.)


2200 Renaissance Boulevard, Suite 300, King of Prussia, Pennsylvania	 19406
             (Address of principal executive offices)			           (Zip Code)


                           			(610) 272-1717
             (Registrant's telephone number, including area code)

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ITEM 4.	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On February 2, 1999, Home Health Corporation of America, Inc. (the "Company") received notification from PricewaterhouseCoopers LLP, the Company's independent accountant, that they were resigning as independent accountant for the Company. The following information is provided in connection therewith:

      A. Pursuant to Item 304(a)(1) of Regulation S-K, the Company reports the following specific information:

        (i) Effective February 2, 1999, PricewaterhouseCoopers LLP notified the Company that they were resigning as the Company's independent accountant.

       (ii) The report of PricewaterhouseCoopers LLP on the financial statements for the year ended June 30, 1998 included in the Company's Form 10-K/A contained an explanatory paragraph regarding the Company's ability to continue as a going concern. The financial statements for the year ended June 30, 1997 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

      (iii) PricewaterhouseCoopers LLP's decision to resign was not recommended or approved by the Board of Directors or Audit Committee of the Company.

       (iv) There were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure between the Company and PricewaterhouseCoopers LLP during the two most recent fiscal years or during the year-to-date period ended February 2, 1999, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the subject matter of the disagreements in connection with their report, except as follows:

            (A) The Company was in violation of certain financial covenants under its senior credit facility (the "Credit Facility") at March 31, 1998. On May 15, 1998, the Company and its lenders entered into an amendment to the Credit Facility (the "Amendment") that waived these violations as of March 31, 1998 and amended certain covenant requirements as of June
                30, 1998. At the time of signing the Amendment, the Company determined that it did not expect to be in compliance with certain of these

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                covenants starting September 30, 1998 without further
                amendments to the covenants. In the Amendment the lenders and the Company agreed to negotiate an additional amendment to the Credit Facility no later than August 15, 1998 to amend the financial covenant ratios for the periods after June 30, 1998.

                As a result of the Company being unable to demonstrate compliance with the financial covenants under the Amendment for at least one year and one day after March 31, 1998 without further negotiations, PricewaterhouseCoopers LLP requested the Company change the classification of its debt outstanding under the Credit Facility to a current liability at March 31, 1998. The Company disagreed with this accounting treatment as it expected to be in compliance with its covenant requirements at June 30, 1998 and future periods based upon the status and nature of the then ongoing negotiations with the Company's lenders to amend the Company's covenant requirements effective for those periods. As a result, the Company in its March 31, 1998 Form 10-Q classified the outstanding indebtedness as a long-term liability, disclosed the covenant violations and ongoing negotiations with its lenders and further disclosed that if negotiations with its lenders were unsuccessful, an event of default would exist and the related indebtedness could immediately become due and payable.

                On September 23, 1998, the Company and its lenders amended the Credit Facility to waive the Company's noncompliance with certain financial covenants as of June 30, 1998 and amended these financial covenant requirements for future periods. After this amendment, the Company was able to demonstrate compliance with its covenant requirements for at least one year and one day from June 30, 1998 and the outstanding indebtedness was classified as non-current at June 30, 1998. PricewaterhouseCoopers LLP's report on the June 30, 1998 financial statements included in the Company's Form 10-K filed on September 24, 1998 did not include an explanatory paragraph with respect to this issue.

                Subsequently, on November 5, 1998, the Company received a default notice under the Credit Facility. On December 17, 1998, the Company refiled its Form 10-K as a Form 10-K/A to comply with a request from

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                the Securities and Exchange Commission for clarification of certain disclosures. At that time, PricewaterhouseCoopers LLP amended their report on the June 30, 1998 audited financial statements to include an explanatory paragraph on the Company's ability to continue as a going concern due to the existence of this default.

            (B) PricewaterhouseCoopers LLP discussed the above disagreement with the Audit Committee of the Board of Directors.

            (C) The Company has authorized PricewaterhouseCoopers LLP to respond fully to the inquiries of the successor accountant concerning the subject matter of the above disagreement.

        (v) No event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K has occurred.

     B. In accordance with the requirements of Item 304(a)(3) of Regulation S-K, PricewaterhouseCoopers LLP has been provided with a copy of the foregoing disclosures and has provided the letter required regarding their concurrence with certain statements made by the Company in this Form 8-K concerning their resignation as the Company's independent accountant. This letter is attached as an exhibit to this Form 8-K.

     C. There were no events requiring disclosure under Item 304(b) of Regulation S-K in connection with the resignation of PricewaterhouseCoopers LLP as the Company's independent accountant.

ITEM 7.	EXHIBITS

     Exhibits filed with this report are as follows:

Exhibit Number					Exhibit

    	16		          Letter dated February 9, 1999 from PricewaterhouseCoopers
                   LLP addressed to the Securities and Exchange Commission.

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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	               		HOME HEALTH CORPORATION OF AMERICA, INC.


                  By:	 /s/ David S. Geller
                      	David S. Geller
                      	Chief Financial Officer
                      	(Principal Financial and Accounting Officer)



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                            EXHIBIT INDEX


Exhibit Number					Exhibit

     	16		         Letter dated February 9, 1999 from PricewaterhouseCoopers
                   LLP addressed to the Securities and Exchange Commission.




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